Exhibit 10.60
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SUBSTITUTE GUARANTY AGREEMENT
THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SUBSTITUTE GUARANTY AGREEMENT (this “Amendment”), dated as of February 10, 2022 is made and entered into by and among ARES COMMERCIAL REAL ESTATE CORPORATION, a Maryland corporation (“Guarantor”), CITIBANK, N.A., a national banking association (together with its successors and/or assigns, “Buyer”), and for the purpose of acknowledging and agreeing to the provision set forth in Section 5 hereof, ACRC LENDER C LLC, a Delaware limited liability company (“Seller”).
W I T N E S S E T H:
WHEREAS, Seller and Buyer have entered into that certain Master Repurchase Agreement, dated as of December 8, 2014, as amended by that certain First Amendment to Master Repurchase Agreement, dated as of July 13, 2016, that certain Second Amendment to Master Repurchase Agreement, dated as of July 13, 2016, that certain Third Amendment to Master Repurchase Agreement, dated as of December 8, 2016, that certain Fourth Amendment to Master Repurchase Agreement, dated as of December 10, 2018, that certain Amended and Restated Fourth Amendment to Master Repurchase Agreement, dated as of December 13, 2018 (the “Amended and Restated Fourth MRA Amendment”), that certain Fifth Amendment to Master Repurchase Agreement, dated as of November 30, 2021, and that certain Sixth Amendment to Master Repurchase Agreement, dated as of January 13, 2022 (the foregoing collectively, as so amended and as the same may be further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”);
WHEREAS, in connection with the Amended and Restated Fourth MRA Amendment, Guarantor entered into that certain Second Amended and Restated Substitute Guaranty Agreement, dated as of December 13, 2018, as amended by that certain First Amendment to Second Amended and Restated Substitute Guaranty Agreement, dated as of July 24, 2019 (as the same may be further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Guaranty”);
WHEREAS, all capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Guaranty;
WHEREAS, Guarantor, Seller and Buyer desire to modify certain terms and provisions of the Guaranty as set forth herein.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Guarantor and Buyer hereby agree as follows, and Seller acknowledges and agrees as to the provisions set forth in Section 5, in each case as of the date hereof:
1.    Modification of Guaranty. Clauses (d) and (e) of Section 11.7 of the Guaranty are hereby deleted in their entirety and replaced with the following:
“(d)    [RESERVED]; or
(e)    Maximum Debt to Equity Ratio. At the end of each Test Period while any Transactions remain outstanding, the ratio of Guarantor’s Indebtedness to Guarantor’s

Tangible Net Worth to be more than 4.00 to 1.00. In the event that (x) Guarantor has entered into amendments of its maximum leverage ratio covenants with each of the other repurchase buyers or lenders under all Third Party Agreements (as defined below) to which Guarantor or any Subsidiary of Guarantor is a party or with respect to which Guarantor is obligated (either as a primary or secondary obligor) and which contain a maximum leverage ratio covenant as to Guarantor that corresponds or is substantially similar to the covenant in this clause (e), and (y) in all such amendments, Guarantor’s maximum leverage ratio covenant has been modified to provide for a maximum debt to equity ratio of 4.50 to 1.00, then, Guarantor shall give Buyer prompt notice thereof and, effective as of the date upon which Guarantor has entered into such amendments of its maximum leverage ratio covenants with each of the other repurchase buyers or lenders (the “Covenant Modification Effective Date”), the covenant in this clause (e) shall automatically be deemed to be modified to reflect that the ratio of Guarantor’s Indebtedness to Guarantor’s Tangible Net Worth at the end of each Test Period may not exceed 4.50 to 1.00; provided that, after the Covenant Modification Effective Date, in the event that Guarantor agrees to amend any of its maximum leverage ratio covenants under any Third Party Agreements to be more restrictive than, or Guarantor or any Subsidiary of Guarantor enters into a new Third Party Agreement which has a maximum leverage ratio covenant that is more restrictive as to Guarantor than, the covenant in this clause (e) as modified by the foregoing, Guarantor shall promptly notify Buyer of such more restrictive maximum leverage ratio covenant and in the sole discretion of Buyer the covenant in this clause (e) shall automatically be deemed to be modified to reflect such more restrictive maximum leverage ratio covenant.”
2.    Reaffirmation of Guaranty. Guarantor has executed this Amendment for the purpose of acknowledging and agreeing that, notwithstanding the execution and delivery of this Amendment and the amendment of the Guaranty hereunder, all of Guarantor’s obligations under the Guaranty remain in full force and effect and the same are hereby irrevocably and unconditionally ratified and confirmed by Guarantor in all respects.
3.    Conditions Precedent. This Amendment and its provisions shall become effective upon the execution and delivery of this Amendment by a duly authorized officer of each of Seller, Buyer and Guarantor.
4.    Agreement Regarding Expenses. Seller agrees to pay Buyer’s reasonable out of pocket expenses (including reasonable legal fees) incurred in connection with the preparation and negotiation of this Amendment promptly after Buyer or Buyer’s counsel gives Seller an invoice for such expenses.
5.    Full Force and Effect. Except as expressly modified hereby, all of the terms, covenants and conditions of the Guaranty and the other Transaction Documents remain unmodified and in full force and effect and are hereby ratified and confirmed by Seller. Any inconsistency between this Amendment and the Guaranty (as it existed before this Amendment) shall be resolved in favor of this Amendment, whether or not this Amendment specifically modifies the particular provision(s) in the Guaranty inconsistent with this Amendment. All references to the “Guaranty” in the Repurchase Agreement or in any of the other Transaction Documents shall mean and refer to the Guaranty as modified and amended hereby.
6.    No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Buyer under the Repurchase

Agreement, the Guaranty, any of the other Transaction Documents or any other document, instrument or agreement executed and/or delivered in connection therewith.
7.    Headings. Each of the captions contained in this Amendment are for the convenience of reference only and shall not define or limit the provisions hereof.
8.    Counterparts. This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute the same agreement. Signatures delivered by email (in PDF format) shall be considered binding with the same force and effect as original signatures.
9.    Governing Law. This Amendment shall be governed in accordance with the terms and provisions of Section 17.1 of the Guaranty.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the day and year first above written.

BUYER:
CITIBANK, N.A.

By:	/s/ Richard Schlenger
Name:	Richard Schlenger
Title:	Authorized Signatory

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[Signature Page to Second Amendment to Second Amended and Restated Substitute Guaranty Agreement]

GUARANTOR:
ARES COMMERCIAL REAL ESTATE CORPORATION, a Maryland corporation

By:	/s/ Elaine McKay
Name:	Elaine McKay
Title:	Vice President

[SIGNATURES CONTINUE ON NEXT PAGE]
[Signature Page to Second Amendment to Second Amended and Restated Substitute Guaranty Agreement]

SELLER:
ACRC LENDER C LLC, a Delaware limited liability company

By:	/s/ Elaine McKay
Name:	Elaine McKay
Title:	Vice President
[Signature Page to Second Amendment to Second Amended and Restated Substitute Guaranty Agreement]